Exhibit 99.1

Corporate Presentation NOVEMBER 18, 2024

This Operating and Financial Data should be read in connection with our Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such for-ward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-look-ing statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, we can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in our annual reports on Form 10-K, as may be supplemented or amended by our quarterly reports on Form 10-Q, which are incorporated herein by reference. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. FORWARD-LOOKING STATEMENTS

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 3 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG COMPANY OVERVIEW OVERVIEW The Upton, Short Hills, NJ Company Overview

COMPANY OVERVIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

At-A-Glance

KEY COMPANY HIGHLIGHTS

Veris Residential, Inc. is a forward-thinking, environmentally and socially conscious real estate investment trust (REIT) that primarily owns, operates, acquires and develops holistically inspired, Class A multifamily properties that meet the sustainability-conscious lifestyle needs of today's residents while positively impacting the communities it serves and the planet at large.

94.4%[1]
OCCUPANCY RATE

6.7%[2]
YEAR-TO-DATE 2024 NOI

4.5%[3]
BLENDED NET RENTAL GROWTH RATE

7,621
APARTMENT HOMES

83%
OF PROPERTIES ARE GREEN CERTIFIED

89
2024 GRESB SCORE

1. Average as of October 31, 2024.
2. As of September 30, 2024.
3. Year-toDate as of November 8, 2024.


NEWEST, HIGHEST-QUALITY CLASS A MULTIFAMILY PORTFOLIO
VERIS' VALUE PROPOSITION
BEST-IN-CLASS, VERTICALLY INTEGRATED OPERATIONAL PLATFORM
EXPERIENCED LEADERSHIP TEAM WITH A PROVEN TRACK RECORD OF VALUE CREATION

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 4

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Q3 2024 Components of Net Asset Value

AS OF SEPTEMBER 30, 2024

$ in Thousands

REAL ESTATE PORTFOLIO		
Operating Multifamily NOI[1]	**Total**	**At Share**
New Jersey Waterfront	$173,720	$147,629
Massachusetts	26,032	26,032
Other	30,712	22,651
Total Multifamily NOI	**$230,464**	**$196,312**
Commercial NOI[2]	3,524	2,851
Total NOI	**$233,988**	**$199,163**

NON-STRATEGIC ASSETS	
Estimated Land Value[3]	$187,311
Total Non-Strategic Assets	**$187,311**

OTHER ASSETS	TOTAL
Cash and Cash Equivalents	$12,782
Restricted Cash	19,687
Other Assets	53,355
Subtotal Other Assets	**$85,824**

LIABILITIES AND OTHER CONSIDERATIONS	
Operating - Consolidated Debt at Share	$1,262,734
Operating - Unconsolidated Debt at Share	295,863
Other Liabilities	68,785
Revolving Credit Facility[4]	157,000
Term Loan[4]	200,000
Preferred Units	9,294
Subtotal Liabilities and Other Considerations	**$1,993,676**

OUTSTANDING SHARES[5]	
Diluted Weighted Average Shares Outstanding for Q3 2024 (in 000s)	102,312

1. See the 3Q 2024 Supplemental, Multifamily Operating Portfolio page for more details. The Real Estate Portfolio table is reflective of the quarterly NOI annualized.
2. See the 3Q 2024 Supplemental, Commercial Assets and Developable Land page for more details.
3. Based off 4,139 potential units, see the 3Q 2024 Supplemental, Commercial Assets and Developable Land page for more details.
4. On April 22, 2024, the Company secured a $500 million facility comprised of a $300 million revolver and $200 million delayed-draw term loan. The facility has a three-year term with a one-year extension option and a $200 million accordion feature. As of September 30, 2024. the Term Loan was fully drawn and hedged at a strike rate of 3.5%, expiring in July 2026. The Revolver was $157 million drawn, $150 million of the Revolver is hedged at a strike rate of 3.5%, expiring in June 2025.
5. Outstanding shares for the quarter ended September 30, 2024 is comprised of the following (in 000s): 92,903 weighted average common shares outstanding, 8,684 weighted average Operating Partnership common and vested LTIP units outstanding, and 725 shares representing the dilutive effect of stock-based compensation awards.

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 5

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 6 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG COMPANY OVERVIEW VALUE CREATION PLATFORM/PORTFOLIO OPTIMIZATION CAPITAL ALLOCATION BALANCE SHEET OPTIMIZATION A Multi-Faceted Approach to Value Creation OPTIMIZATION INITIATIVES TO ENHANCE ENTITY VALUE With the transformation behind us, our focus turns to the significant opportunities for continued value creation that lie ahead. • Capital Allocation: Initiatives focused on generating earnings and value accretion, providing a further boost to the positive baseline performance from our existing multifamily portfolio over time • Platform/Portfolio Optimization: Continued operational outperformance through platform and portfolio optimization strategies • Balance Sheet Optimization: Focused on the composition and level of debt over time

COMPANY OVERVIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Veris' Value Proposition

WELL-POSITIONED WITH STRONG UNDERLYING FUNDAMENTALS

1. Sector-leading, vertically integrated operational platform.

2. Newest Class A portfolio in established Northeast markets commanding the highest average rent /unit and growth rate.

3. Technology-guided/AI-based approach to revenue optimization.

4. Strong track record of developing to core (1,616 units–or 32% since 2021).

5. Highly scalable platform.

6. Experienced management team with strong track record. Diverse, experienced Board highly focused on value creation.

7. Disciplined, value-oriented approach to evaluating capital allocation opportunities.

8. Best-in-class governance and commitment to value-enhancing sustainability initiatives.

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024

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COMPANY OVERVIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Northeast Coastal Focused

OUR CORE MARKETS

7,621 premium units across 22 assets, with locations across New Jersey, Massachusetts, Suburban New York and Washington, D.C.

Almost half of our properties are located on the Jersey City Waterfront, where Class A rents continue to reflect a discount of approximately 30% to top Manhattan submarkets and 12% to those of Downtown Brooklyn while offering generally newer product, more space and a wider selection of amenities.



Boston
Worcester
Massachusetts Market
Morris County Market
Jersey City Market
New York Market
New York
Newark
Short Hills Market
Port Imperial Market

NEW YORK
- Quarry Place

MASSACHUSETTS
- 145 Front at City Square
- Portside I/II at East Pier
- The Emery

WASHINGTON, D.C.
- Station House

MORRIS COUNTY
- Signature Place
- The Metropolitan at 40 Park

BERGEN COUNTY
- The James

HARRISON
- RiverPark at Harrison

SHORT HILLS
- The Upton

JERSEY CITY
- Soho Lofts
- Urby
- The BLVD Collection
- Haus25
- Liberty Towers

PORT IMPERIAL
- RiverTrace
- The Capstone
- RiverHouse 9
- RiverHouse 11

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024

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COMPANY OVERVIEW

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG



RiverTrace at Port Imperial, West New York, NJ

Superior Portfolio Quality

HIGHLY AMENITIZED & SPACIOUS APARTMENT HOMES

Portfolio differentiators:

- Highly-amenitized, Class A assets
- Youngest multifamily portfolio
- Located in top-performing submarkets
- Commanding highest rents
- Sector-leading ORA® Score of 85.00 (October 31, 2024), reflecting high resident satisfaction

Unmatched finishes and amenities:

- Resident lounges with picturesque views
- State-of-the-art fitness centers
- Rooftop swimming pools
- Dog parks and grooming areas
- EV charging stations
- Green roofs
- Hydroponic farms
- Rooftop beehives
- Private event spaces
- Conference rooms
- Work pods
- Golf simulator rooms

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024

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CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 10 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG COMPANY OVERVIEW Executive Team Dept. Heads Mahbod Nia Taryn Fielder Amanda Lombard Anna Malhari Jeff Turkanis Chief Executive Officer General Counsel & Secretary Chief Financial Officer Chief Operating Officer Chief Investment Officer Our Leadership Team PROVEN TRACK RECORD OF VALUE CREATION Carmen DeGuida Lori Milo Karen Cusmano PJ Lefort CISO & Vice President Information Technology Senior Vice President Human Resources Senior Vice President Sustainability & ESG Senior Vice President Operations Senior Vice President Operations & Asset Mgmt Nicole Jones Senior Vice President Marketing & Comms Jay Minchilli Javairia Waseem Vice President Tax Chief Accounting Officer Heather Gamble

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 11 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG MARKET OVERVIEW Market Overview The Capstone at Port Imperial, West New York, NJ

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 12 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG MARKET OVERVIEW Tri-State (NY, NJ, CT)1 303,000 EXISTING TOTAL CLASS A INVENTORY 50,575 (16.7%) CLASS A IN-CONSTRUCTION PIPELINE $4,260 AVERAGE CLASS A RENTS 2.4% RENT GROWTH FORECAST 0.6% PROJECTED ANNUAL POPULATION GROWTH 0.5% PROJECTED ANNUAL JOB GROWTH 3.4% PROJECTED ANNUAL GDP GROWTH 6.8% CLASS A VACANCY RATE Jersey City Waterfront 19,500 EXISTING TOTAL CLASS A INVENTORY 3.6% CLASS A VACANCY RATE $4,251 AVERAGE CLASS A RENTS 3.0% RENT GROWTH FORECAST 0.6% PROJECTED ANNUAL POPULATION GROWTH2 0.5% PROJECTED ANNUAL JOB GROWTH2 3.4% PROJECTED ANNUAL GDP GROWTH2 2,743 (14.1%) CLASS A IN-CONSTRUCTION PIPELINE Boston Metro 116,000 EXISTING TOTAL CLASS A INVENTORY 10,174 (8.7%) CLASS A IN-CONSTRUCTION PIPELINE $3,290 AVERAGE CLASS A RENTS 3.3% RENT GROWTH FORECAST 0.6% PROJECTED ANNUAL POPULATION GROWTH 0.6% PROJECTED ANNUAL JOB GROWTH 3.8% PROJECTED ANNUAL GDP GROWTH 7.2% CLASS A VACANCY RATE As of November 2024. Source: Oxford Economics; CoStar for Jersey City Waterfront. 1. Stats do not include Connecticut. 2. Includes all of Jersey City, NJ. Our Core Markets COMMUNITIES CONCENTRATED IN THE NORTHEAST

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 13 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG MARKET OVERVIEW Rent/Income % (Mean) 14% 13% 15% 13% 14% 14% 16% 15% 15% 13% 14% 13% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Average Revenue per Home $4,100 $3,900 $3,700 $3,500 $3,300 $3,100 $2,900 $2,700 $2,500 80.0% 70.0% 60.0% 50.0% 40.0% 30.0% 20.0% 10.0% 0.0% Rising Incomes Support Growing Rents Q1 2024 12% Q2 2024 12% Q3 2024 12% Our Residents' Income Profile R E S I D E N T I N C O M E S S T E A D I LY G R O W I N G I N PA R A L L E L W I T H R E N T S 12% AV E R A G E R E S I D E N T R E N T- T O - N E T- D I S P O S A B L E - INCOME RATIO $224,682 AVERAGE RESIDENT INCOME $385,121 AV E R A G E H O U S E H O L D INCOME Resident income information reflects Q3 2024.

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 14 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG PORTFOLIO OPTIMIZATION PORTFOLIO Portfolio Optimization Signature Place, Morris Plains, NJ

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 15 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG PORTFOLIO OPTIMIZATION Ongoing Portfolio Optimization Strategies FOCUS ON MAXIMIZING NOI GROWTH AND MARGIN Revenue Maximization Expense Mitigation Capital Investment • Guided, AI-based approach to revenue optimization. • Prioritization of resident retention. • Focus on resident experience (The Veris Promise). • Ancillary revenue opportunities. • Controls/budgeting/accountability. • Simplification of organizational structure/streamlined processes. • Technology driving efficiencies across functions (EliseAI, Peek, Maintenance IQ and others). • Hybrid-style, "floating" leasing team. • Centralized back office. • ROIC-focused capex to grow revenue and/or reduce expenses, driving NOI growth. • Value-enhancing ESG initiatives.

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 16 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG PORTFOLIO OPTIMIZATION Peer (Median) Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Veris Residential 20% 15% 10% 5% 0% -5% -10% -15% Year-Over-Year Revenue Growth Q4 2023 Q1 2024 Q2 2024 Q3 2024 Veris 6.7% vs. Peers 1.7% YOY NOI GROWTH (THROUGH Q3) Class A Portfolio with Peer-Leading Revenue & NOI Growth THREE CONSECUTIVE YEARS OF SECTOR-LEADING PERFORMANCE

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 17 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG PORTFOLIO OPTIMIZATION 70% 65% 60% 55% 56% Veris Residential Multifamily Public Peers Source: Company filings Peers include AvalonBay Communities, Essex, Elme Communities, Camden Property Trust, Equity Residential, UDR and MAA 75% Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Peer Average Driving Operating Margin Improvements C O N T I N U E D U P WA R D T R E N D I N V E R I S O P E R AT I N G M A R G I N, B R I N G I N G T H E C O M PA N Y I N L I N E W I T H P U B L I C M U LT I FA M I LY P E E R S What Has Helped to Increased Our NOI Margin to Date: • Accountability: introduction of controls and budgeting accountability • Simplification: organizational structure and processes • Centralized back-office functions including vendor management and certain accounting functions • Technology: AI-enabled leasing assistant for prospects • Innovation: hybrid-style, "floating" leasing team What Can Continue to Drive Improvement Going Forward: Technology: • AI-based maintenance assistant • AI-based leasing assistant for prospects • AI-based community assistant for residents • Smart budgeting platform 56.6% 63.2% 68.4% 64.1% 64.5% 66.7% 65.5% 68.3%

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 18 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG 15% 17% 19% 21% 23% 25% PORTFOLIO OPTIMIZATION 2021 19.5% 17.6% H1 2024 Veris Residential Multifamily Public Peers Controllable Expenses 160 BPS VERIS RESIDENTIAL MULTIFAMILY PUBLIC PEERS The Emery, Malden, MA 15.5% 13.9% Peer Average Driving Operating Margin Improvements Some Margin Drag from Non-Controllable Expenses SAME STORE REAL ESTATE TAXES A N D I N S U R A N C E V S. R E V E N U E, H1 2024 NOW AHEAD OF PEER AVERAGE

PORTFOLIO OPTIMIZATION
Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Value-Add Opportunity—Liberty Towers

RENOVATING AND REPOSITIONING LIBERTY TOWERS

Extensive renovations are currently underway at Liberty Towers, a 648-unit apartment building in Jersey City. Recently, we completed major renovations to the 8th floor amenity core and have commenced unit and corridor renovations.

LIBERTY TOWERS

~$30 Million
INVESTMENT

18%
ESTIMATED 5 YEAR IRR

$0.06/Share
CORE FFO ACCRETION AT COMPLETION







V. CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 19

PORTFOLIO OPTIMIZATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Technology—myVeris App

ALL-ENCOMPASSING RESIDENT ENGAGEMENT APP

RESIDENT ADOPTION RATE:

>90%

Our comprehensive resident mobile application, myVeris, streamlines business operations while offering a convenient, all-in-one solution for residents to:

- Pay rent
- Request maintenance
- Message community management
- Reserve amenities
- View package deliveries
- RSVP to events
- Browse community information and resources
- Register visitors
- Connect with brand partners
- Post on a digital community bulletin board


12:29
Partner Promotions
Amenities
Partner Promotions
Explore local and national deals for you, just for being a resident at Veris.
Shop now
Haus 25
myveris

Homepage


12:31
Events
Upcoming | Body Sculpt Fitness Class
January 30th, 7:00 PM at Gym
Body Sculpt Fitness Class
7:00 PM - 8:00 PM
Harvest Time!
Wed 11:00 AM - 2:00 PM
Zumba Fitness Class
Wed 7:00 PM - 8:00 PM

Property events


12:29
Amenity Reservations
Next: No upcoming reservations
View All
Spaces
Items
300 Club: Bowli...
BBQ Bar (Privat...
Cabana
Conf. Room A

Amenity reservations, including work-from-home areas


12:30
Partner Promotions
Taskrabbit
$20 off
All
Food & Drink
Health & Wellness
Enjoy Self Care
Get 15% off!
Services
Piers Laine
Services
Bellhop Moving
4 oz /$7
15% off
Food & Drink
Sunday Morning C...
Food & Drink
Resist Nutrition
$200 off
20% off

Partner Promotions, where residents receive exclusive deals from handpicked partners

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 20

PORTFOLIO OPTIMIZATION
Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Technology—Quinn, Our AI Property Assistant

COMMUNICATING WITH PROSPECTS AND RESIDENTS

EMPLOYEE HOURS SAVED YTD	LEADS GENERATED YTD	TOURS BOOKED YTD	LEAD TO TOUR CONVERSION YTD
15,312*	21,369	6,547	30.6%

Quinn, powered by EliseAI is a virtual leasing agent that replies to prospects using natural language AI. This powerful tool automates the entire leasing workflow, allowing leasing agents to prioritize tours.

In addition to acting as a leasing agent, Quinn also serves as a community and maintenance assistant. They can:

- Provides information about the community
- Answers a large portion of resident inquiries
- Processes and responds to maintenance requests

	BUSINESS HOURS	AFTER HOURS	TOTAL HOURS
Messages Sent YTD	183,746	78,288	262,034
Follow-Ups YTD	72,925	34,981	107,906
Hours Saved YTD	15,312	6,524	21,836

All data is year to date as of November 12, 2024.
* Does not include hours saved through community and maintenance assistant functionality.

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 21

PORTFOLIO OPTIMIZATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Technology—Virtual and Self-Guided Tours

STREAMLINING OPERATIONS AND REDUCING COSTS

Using Peek, we create virtual tours for all vacant apartments in our portfolio, allowing for:

- Self-guided tours
- Streamlined operations
- Reduced costs
- Reduced prospect travel time
- Engaging customer experiences

>87,831
MONTHLY VIEWS

>3,369
TOTAL SPACES SCANNED


How would you like to continue?
Send a message
Schedule a Self-Guided Tour
Apply now
peek
I'm Interested

Website allows user to see actual unit they are interested in renting



Sample of reporting features

Data taken from August 18, 2024 to November 15, 2024.

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024

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PORTFOLIO OPTIMIZATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Customer Service—The Veris Promise

CREATING EXCEPTIONAL RESIDENT EXPERIENCES

THE VERIS promise

Our Pledge. Our Promise.

The Veris Promise is our commitment to providing best-in-class services while creating vibrant, sustainable communities. This is a pledge to our residents, current and future, and a true differentiator for our portfolio.

Welcome Home

- 30-DAY MOVE-IN GUARANTEE
- 24-HR MAINTENANCE GUARANTEE
- CURATED PARTNER PROMOTIONS
- INCLUSIVE DOG & CAT POLICY
- BILT REWARDS PROGRAM

Wellness

- SMOKE-FREE COMMUNITIES & ELEVATOR PURIFICATION
- COMPLIMENTARY BIKE STORAGE SPACE
- 75-POINT MOVE-IN INSPECTION
- WELL HEALTH-SAFETY & EQUITY RATED SPACES
- EMBRACE BY VERIS RESIDENTIAL

Extra Perks

- ENHANCED RESIDENT REFERRAL PROGRAM
- ONE COMPLIMENTARY LOCK-OUT
- ONE COURTESY LATE PAYMENT
- CREDIT BUILDER PROGRAM
- VERBAL TRANSLATION SERVICES

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024

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CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 24 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG PORTFOLIO OPTIMIZATION Number of Properties 21 300 171 255 299 290 169 28 Number of Units 7,621 92,908 59,996 62,271 84,018 101,944 60,123 9,374 Same Store NOI Growth YTD YoY 6.7% 2.9% 1.0% 2.9% 3.7% (1.1%) 1.4% 1.3% NOI Margin (YTD)1 66.8% 68.9% 64.2% 70.1% 68.2% 63.3% 68.9% 63.8% Net Blended Rental Growth Rate 4.6% 3.2% 0.9% 2.5% 2.0% (0.2)% 1.8% 2.1% Same Store Average Monthly Rent per Home $3,980 $3,033 $1,995 $2,669 $3,116 $1,691 $2,602 $1,916 Average Asset Age2 8 17 14 29 23 20 23 40 Capex Reserve per Home2 $1,750 $2,300 $3,000 $3,400 $2,900 $2,600 $3,100 $3,250 ORA Ranking3 85.00 78.36 77.64 59.79 72.23 75.34 55.48 66.38 Note: Veris Residential properties as of September 30, 2024. Peer comparable data as of 3Q 2024 reporting. 1. Same Store NOI growth for the three months ended September 30 was 68.3% for VRE. 2. Information based on Green Street as of October 31, 2024. 3. ORA® Rankings as published by J Turner as of October 2024. Focus on Operational Excellence PEER-LEADING PERFORMANCE

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 25 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Average Property Google Review Ever, the maintenance technician was very helpful! I put a request in for my ice maker to be fixed on a Monday night, and Ever was there first thing Tuesday morning to get our ice maker back up and running again. He was polite, kind, and professional. We have loved our time at Portside East so far and would recommend these apartments to anyone! – Yelp, Portside at East Pier I cannot say enough good things about Haus25. This building is super clean and everyone from concierge, maintenance, and the leasing office have been great! Trisha and Joseph have made the transition to a new apartment within the building so seamless. They were extremely helpful with all questions and made sure we knew exactly what to expect from the lease terms, amenities, and moving. Haus25 is a wonderful community to be a part of, and I’m so happy to call it home! – Haus25, Google We love The James! Whenever we submit a maintenance request, Armando arrives typically within an hour or two to help fix the problem. He is extremely kind and very helpful! The amenities are amazing and the building is beautiful and very clean. We would recommend living here to anyone! – Apartments.com, The James Customer Service—An Excellent Reputation National Average: 62.12 I made a self-tour yesterday at Haus25 and it was a really great experience! Trisha responded to my inquiry and arranged for my tour immediately and the staffs in the building are nice too. They offered me with detailed instructions on my tour. And the building is a nice one! – Haus25, Google Veris ORA® Score: 85.00 As of October 2024. I love Riverhouse 11! Best decision was to live here with my daughter. We enjoy all the amenities and neighborhood. Our building is always clean and taken care of. The staff is amazing specially Michael, the leasing Manager who truly goes above and beyond for us and has always made me feel appreciated and valued. I truly appreciate people who deal with others with courtesy and genuine care, thank you Michael so much! I highly recommend Riverhouse 11. – Google, RiverHouse 11 at Port Imperial We love living in BLVD. The location is excellent, the views are breathtaking and the staff is amazing. Would recommend to anyone looking for an apartment in Jersey City! – Facebook, The BLVD Collection

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 26 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG CAPITAL ALLOCATION PORTFOLIO Soho Lofts, Jersey City, NJ Capital Allocation

CAPITAL ALLOCATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Capital Allocation

A DISCIPLINED, VALUE-ORIENTED APPROACH TARGETING THE MOST-COMPELLING RISK-ADJUSTED RETURNS

Strong Track Record

- Experienced Board and management team with proven track record of value creation
- Comprehensive review of all capital allocation alternatives with focus on maximizing shareholder value
- Expertise in evaluating construction, development, redevelopment and value-add opportunities
- Proven ability to source deals off market

Disciplined Approach

- Disciplined underwriting approach
- Qualitative and quantitative analysis for market and asset-level fundamentals with cross-functional input
- Operational insight into local and sector market fundamentals and capital markets
- Proprietary analysis and tracking of key markets
- Board oversight/approval

Scaleable Platform

- Best-in-class, vertically integrated platform
- Ability to leverage regional and corporate teams
- Technology driving efficiencies


DEVELOPMENT
VALUE-ADD
ACQUISITIONS
CAPITAL ALLOCATION
OTHER
LEVERAGE REDUCTION
RETURN OF CAPITAL

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 27

CAPITAL ALLOCATION
Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Our Current Land Bank

SUBSTANTIAL POTENTIAL FOR FUTURE DEVELOPMENT OR CAPITAL RECYCLING

We are continuously evaluating our land bank as we contemplate potential future development starts and/or further land sales.

$187 Million
LAND BANK VALUE

4,139
UNITS FOR POTENTIAL DEVELOPMENT


Revere, MA
Malden, MA
White Plains, NY
West New York, NJ
Weehawken, NJ
Jersey City, NJ
Wall Township, NJ
Short Hills, NJ
Roseland, NJ
Parsippany, NJ

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 28

CAPITAL ALLOCATION

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Transaction Track Record

HIGHLY ACTIVE OVER THE PAST FOUR YEARS DESPITE CHALLENGING TRANSACTION MARKETS

Transactions completed since 2020 include thirty-four offices, three hotels, seventeen land parcels, one retail and one multifamily property.

4 Years of Transactions

TRACK RECORD SINCE JANUARY 1, 2020

$2.7B	56
OF TRANSACTIONS CLOSED	ASSETS SOLD


101 HUDSON
JERSEY CITY


HARBORSIDE 5 & 6
JERSEY CITY


HARBORSIDE 1, 2 & 3
JERSEY CITY


METROPOLITAN
LOFTS


THE HYATT
JERSEY CITY

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 29

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 30 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Liberty Towers, Jersey City, NJ Balance Sheet Optimization BALANCE SHEET

BALANCE SHEET

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Continued Balance Sheet Optimization Over Time

DE-LEVERING, DE-RISKING AND MAXIMIZING FLEXIBILITY

Current Debt Portfolio & Recent Payments:

- Current debt comprises almost entirely (99.6%) of senior fixed-rate mortgages secured by the multifamily portfolio.
- The Company's total debt portfolio has a weighted average interest rate of 4.96% and weighted average maturity of 3.3 years.
- The company exercised its one-year extension options for the two loans on Metropolitan at 40 Park and Capstone (as shown in the chart as unconsolidated mortgages for 2025), delaying those maturities until Q4 2025.
- The loan on Shops at 40 Park was repaid concurrently with the sale of the Company`s joint venture interest.

Debt Strategy:

- Maximizing operational flexibility
- Actively managing debt maturity profile
- Reducing leverage over time
- Diversifying lender base and composition of debt

Debt Maturity Schedule

AS OF OCTOBER 31, 2024


$157
$200
$482
$316
$343
$122
$156
$63
$18
$58
2024
2025
2026
2027
2028
2029
BEYOND
Unconsolidated Mortgages
Consolidated Mortgages
Revolver
Term Loan

The Revolver and Term Loan maturities displayed assume the Company utilizes its one-year extension options on top of the three-year tenor.

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 31

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 32 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG ESG Signature Place, Morris Plains, NJ ESG

ESG

Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Key ESG Initiatives & Achievements

SIGNIFICANT PROGRESS OVER THE PAST 3 YEARS

Environmental

- 66% reduction in Scope 1 & 2 emissions
- 22% reduction in Scope 3 emissions
- 28% reduction in energy consumption
- 83% of properties green certified
- 65% of properties with EV charging points
- 90% of properties with a Walk Score of 70 or higher

+

Social

- 100% of managed portfolio WELL Equity Rated (1st company globally to achieve portfolio wide)
- 100% of managed portfolio WELL Health-Safety Rated
- 53% racially/ethnically diverse across all employees
- Included in Bloomberg Gender-Equality Index
- Pledge 1% member

+

Governance

- 100% of leases with a Sustainability Addendum
- Supplier Diversity Program
- Diverse, highly independent Board of Directors
- Strong ethics and compliance program
- Ethics hotline

+

ESG as an Amenity

- Veris Farms, hydroponic farming, at select properties
- 30 urban beehives
- Health-focused spaces like gyms, saunas and greens spaces
- 100% ENERGY STAR® appliances
- Ecobee smart thermostats, saving residents 26% on energy bills

=

ESG Leader

- Nareit's 2023 Leader in the Light Award
- Nareit's 2023 Bronze DEI
- GRESB Global Listed and Regional Sector Leader
- Gold Green Lease Leader
- Great Places to Work Certified™
- VerisSustainability.com launched on Earth Day 2024

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024

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ESG
Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG

Memberships & Awards

WELL-RECOGNIZED INDUSTRY LEADER

Major Company Awards

Leader in the Light
Nareit

Best Corporate Steward
US Chamber of Commerce Foundation

Global Listed and Regional Sector Leader
GRESB

Bronze Diversity Equity & Inclusion Recognition
Nareit

Best Transaction
MHN Excellence Awards

Best Workplaces in New York
Fortune

Best Workplaces in Real Estate
Fortune

Best Places to Work in New Jersey
NJBIZ

Leading Organization in Diversity, Equity & Inclusion
MAA President's & Achievement Awards

Best ESG Program
MHN Excellence Awards

Green Lease Leader
US Department of Energy

Voluntary Best Practices

Bloomberg Gender-Equality Index
Climate Disclosure Project (CDP)
GRESB
S&P Corporate Sustainability Assessment
Science Based Targets initiative (SBTi)
Task Force for Climate and Financial Disclosures (TCFD)
UN Sustainable Development Goals (SDG)
UN Global Compact Communication on Progress

Signatory

CEO Action for Diversity Pledge
UN Global Compact
UN Women Empowerment Principles (WEPs)

Memberships

USGBC
NMHC
Nareit
DOE Better Buildings Initiative - *partners in the Better Climate Challenge and Water Savings Network*

V. CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 34

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 35 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG ESG Information About Net Operating Income (NOI) RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME (NOI) DEFINITION OF NET OPERATING INCOME (NOI): NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed Q3 2024 Total Q2 2024 Total Net Income (loss) ($10,907) $(2,735) Deduct: Income from discontinued operations (206) (1,419) Management fees (794) (871) Interest and other investment income (181) (1,536) Equity in (earnings) loss of unconsolidated joint ventures 268 (2,933) (Gain) loss on disposition of developable land - (10,731) (Gain) loss from extinguishment of debt, net (8) 785 Other income, net 310 250 Add: Property Management 3,762 4,366 General and administrative 8,956 8,975 Transaction related costs - 890 Depreciation and amortization 21,159 20,316 Interest expense 21,507 21,676 Provision for income taxes 39 176 Net Operating Income (NOI) $41,286 $42,679

CORPORATE PRESENTATION, NOVEMBER 18, 2024 | 36 Company Overview | Market Overview | Portfolio Optimization | Capital Allocation | Balance Sheet | ESG Definitions Net Blended Rental Growth Rate combines new lease and renewal lease growth rates. New lease growth rate refers to the difference in rent a new occupant of a unit is paying compared to the rent the unit’s previous occupant was paying on a net effective basis. Renewal lease growth rate refers to the increase or decrease in monthly rent in a renewed lease compared to the previous lease on a net effective basis. Net Operating Income (NOI) represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to non-controlling interests, as those interests do not affect the overall performance of the individual assets being measured and assessed. Average Effective Monthly Rent Per Home represents the average effective rent (net of concessions) for in-place leases and the market rent for vacant homes. ORA™ score is an aggregate compilation of a property’s ratings across various review sites. Each month, J Turner Research monitors the online ratings of properties nationwide. Using a statistical model, a single score based on a scale of 0 to 100 is assigned to each property. Same Store includes properties that were owned for the entirety of the years being compared and exclude properties under redevelopment or development and properties acquired, sold or classified as held for sale during the years being compared.

The Emery, Malden, MA THIS PRESENTATION HAS BEEN FORMATTED FOR SCREENS. PLEASE CONSIDER THE ENVIRONMENT BEFORE PRINTING. Thank You